UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 7, 2004

Bowne & Co., Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

345 Hudson Street, New York, NY		10014
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code	212-924-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On October 7, 2004, Bowne & Co., Inc. (the "Company"), Williams Lea Group Limited ("Williams Lea"), and Williams Lea Holdings Inc., a wholly-owned subsidiary of Williams Lea (the "Acquisition Vehicle"), entered into a Purchase and Sale Agreement (the "Agreement"), pursuant to which the Company will sell Bowne Business Solutions, Inc. ("BBS"), a wholly-owned subsidiary of the Company, (but not its litigation services business) to Williams Lea and the Acquisition Vehicle. The Company concurrently issued a press release announcing the execution and delivery of the Agreement, a copy of which is attached to this report as Exhibit 99.1.
The Company, through BBS, and Williams Lea are currently engaged in a joint venture called Bowne Williams Lea Asia, Limited. After the consummation of the transaction, the Company’s involvement in such joint venture will be terminated.
Pursuant to the Agreement, the Company will receive cash consideration, in the aggregate, of $180 million, subject to certain post-closing purchase price adjustments and other adjustments. Consummation of the transaction is subject to a number of conditions, including the receipt of required regulatory approvals and other consents. The Agreement may be terminated by the Company, Williams Lea or the Acquisition Vehicle if the transaction has not been consummated by December 31, 2004.
A copy of the Agreement is attached to this report as Exhibit 2.1. The descriptions contained herein of the transactions contemplated by the Agreement are not complete and are qualified in their entirety by reference to the Agreement and the press release described above, each of which are incorporated herein by reference.
Some of the statements contained in this report are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements express expectations for or about the future, rather than historical fact. Forward-looking statements are subject to inherent risks and uncertainties that may cause actual results or events to differ materially from those contemplated by such statements. Such risks and uncertainties include, among others, the timing (including any possible delays) and receipt of regulatory approvals (including any conditions, limitations or restrictions placed thereon), as well as the risk that one or more governmental agencies may deny approval of the transaction and other factors that may be referred to in the Company’s reports filed with the Securities and Exchange Commission from time to time.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.
2.1 Purchase and Sale Agreement, dated October 7, 2004, among Bowne & Co., Inc., Williams Lea Group Limited and Williams Lea Holdings Inc.
99.1 Press release, dated October 8, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowne & Co., Inc. (Registrant)

October 8, 2004	By:	Scott L. Spitzer

Name: Scott L. Spitzer
Title: Senior Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

EX-2.1	Purchase and Sale Agreement, dated October 7, 2004, among Bowne & Co., Inc., Williams Lea Group Limited and Williams Lea Holdings Inc.
EX-99.1	Press release, dated October 8, 2004.